Income Taxes	9 Months Ended
Sep. 30, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Ventas elected to be treated as REIT under the Code, for every year beginning with the year ended December 31, 1999. Accordingly, with respect to periods prior to our separation from Ventas, Ventas generally was not subject to federal income tax.
We intend to elect to be treated as a REIT under the Code, beginning with the taxable year ending December 31, 2015. So long as we qualify as a REIT under the Code, we generally will not be subject to federal income tax. We test our compliance with the REIT rules on a quarterly and annual basis to ensure that we are in compliance. We also review our distributions and project distributions each year to ensure we have met and will continue to meet the annual REIT distribution requirements. However, as a result of our structure, we may be subject to income or franchise taxes in certain states and municipalities.
Subject to the limitation under the REIT asset test rules, we are permitted to own up to 100% of the stock of one or more taxable REIT subsidiaries . We have elected for one of our subsidiaries to be treated as a TRS, which is subject to federal, state and local income taxes.
Although the TRS will be required to pay minimal federal income taxes for the three months ended September 30, 2015, its federal income tax liability may increase in future periods.
Our consolidated provision for income taxes for the three and nine months ended September 30, 2015 was an expense of $1.0 million.
Our net deferred tax liabilities totaled $2.3 million as of September 30, 2015 and primarily reflect differences between the financial reporting and tax bases of fixed and intangible assets.